United States
Securities And Exchange Commission

Washington, D.C. 20549

_________________

FORM 8—K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Act of 1934

_________________

Date of report (date of earliest event reported):  September 29, 2005

RECOM MANAGED SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-111683 (Commission File Number)	87-0441351 (I.R.S. Employer Identification No.)

531 Main Street
Suite 301
Greenville, South Carolina 29601
(864) 233-2300
(Address of principal executive offices) (Zip Code)
(Registrant's telephone number, including area code:)

N/A
(Former name or former address, if change since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 — Matters Related to Accountants and Financial Statements

Item 4.01.

Changes in Registrant’s Certifying Accountant

(a)

Dismissal of Independent Registered Public Accounting Firm

On September 29 2005, we formally terminated the engagement of Stonefield Josephson, Inc. (“Stonefield Josephson”) as our independent registered public accounting firm for purposes of auditing our consolidated financial statements for the fiscal year ended December 31, 2005.  The decision to dismiss Stonefield Josephson was recommended and approved by the audit committee of our board of directors and also approved by our board of directors.  The reason for the change was that the company had relocated its executive offices from California to South Carolina, and the determination that it would be best to have a locally-established firm in that geographical area as our independent registered public accounting firm in order to simplify the audit process.

Stonefield Josephson audited our financial statements for two fiscal years ended December 31, 2004.  Stonefield Josephson's reports on the financial statements for those fiscal years did not contain an adverse opinion or disclaimer of opinion and was not otherwise qualified or modified as to any other uncertainty, audit scope or accounting principles.  Except as discussed below, during those two fiscal years and also during the subsequent period through the date of Stonefield Josephson’s replacement as indicated above:  (1) there were no disagreements between Recom and Stonefield Josephson on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure; and (2) Stonefield Josephson provided no advice to Recom that (i) internal controls necessary to develop reliable financial statements did not exist, (ii) information had come to the attention of Stonefield Josephson which made it unwilling to rely on management’s representations, or unwilling to be associated with the financial statements prepared by management, or (iii) the scope of the audit should be expanded significantly, or information had come to the attention of Stonefield Josephson that it concluded will, or if further investigated might, materially impact the fairness or reliability of a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal periods subsequent to the date of the most recent audited financial statements.

As previously disclosed on our form 10-KSB for our year ended December 31, 2004, in connection with audit of our financial statements for the fiscal year ended December 31, 2004, Stonefield Josephson identified that our accounting for the beneficial conversion feature of a convertible promissory note issued on December 28, 2004, which feature we had originally recognized and amortized commencing February 14, 2005 based upon management’s interpretation of the application of existing accounting principles to the underlying contract documents, should have instead been recognized and amortized commencing December 28, 2004.  Stonefield Josephson discussed this matter with our Chief Financial Officer and other members of management, and we subsequently reevaluated the transaction and recorded an adjustment.  Stonefield Josephson believed that this adjustment reflected a significant deficiency in our internal controls over the application of existing accounting principles to new transactions and financial reporting.  This deficiency would have resulted in a material misstatement to the financial statements for the year ended December 31, 2004.

As previously disclosed on our form 10-KSB for the year ended December 31, 2004, in connection with the audit of Recom’s financial statements for the year ended December 31, 2004, Stonefield Josephson made several observations relating to our disclosure controls and procedures or internal controls.  First, Stonefield Josephson observed that Recom did not have adequate segregation of duties due to the size of the company, and that management had the ability to override any existing controls.  Secondly, Stonefield Josephson observed that Recom did not have a comprehensive accounting procedures manual including information as to customized internal control structure, documentation and transaction flow.  Additionally, Stonefield Josephson observed that none of the members of our audit committee demonstrated an in-depth understanding of generally accepted accounting principles.

Stonefield Josephson has been provided a copy of this form 8-K with respect to the aforesaid disclosure and has been provided the opportunity to furnish a letter with respect thereto.  We have included this letter as an exhibit to this form 8-K.

With respect to the deficiency identified by Stonefield Josephson in the third paragraph above, we took corrective action during the three-month interim period ended March 31, 2005 to enhance our internal controls as they relate to addressing complex accounting issues by resolving to forward our proposed treatment of these complex accounting issues to outside professionals (other than our independent auditors) for review in situations where the accounting treatment is unclear or extremely complex.

We have also taken corrective action with respect to Stonefield Josephson’s observations in the fourth paragraph above.  First, we have developed procedures to facilitate the adequate segregation of duties within the limited size of our management team, Second, we are developing a comprehensive accounting procedures manual.  Finally, in order to ensure that our audit committee has an in-depth understanding of generally accepted accounting principles address, we have appointed Ms. Norma Provencio to serve on our board of directors and the audit committee of the board.  Ms. Provencio is a certified public accountant with over 26 years of accounting experience, including significant audit and public company experience that qualify her as being financially sophisticated for AMEX audit committee purposes.

(b)

Engagement of New Independent Registered Public Accounting Firm

On September 29 2005, we formally appointed Elliott Davis, LLC (“Elliott Davis”) as our new independent registered public accounting firm for purposes of auditing our consolidated financial statements for the fiscal year ended December 31, 2005.  The decision to engage Elliott Davis was recommended by the audit committee of our board of directors and approved by our board of directors.

During our two most recent fiscal years ended December 31, 2004, and also during the subsequent interim period through the date of Stonefield Josephson’s resignation, we did not consult with Elliott Davis regarding the application of accounting principles to a specified completed or contemplated transaction, or the type of opinion that might be rendered regarding our financial statements, nor did we consult Elliott Davis with respect to any accounting disagreement or any reportable event at any time prior to the appointment of that firm.

Elliott Davis has reviewed this form 8-K with respect to the aforesaid disclosure and was provided the opportunity to furnish a letter with respect thereto.

Section 9 — Financial Statements and Exhibits

Item 9.01.

Financial Statements and Exhibits

(c)

Exhibits:

16.1

Letter from Stonefield Josephson, Inc.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated at Greenville, South Carolina, this 5th day of October, 2005.

RECOM MANAGED SYSTEMS, INC., a Delaware corporation

By: /s/ Pamela M. Bunes Pamela M. Bunes President and Chief Executive Officer (principal executive officer)